EXHIBIT 32.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of UMeWorld Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Lee, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2026	By:	/s/ Michael Lee
	Name:	Michael Lee
	Title:	President and Chief Executive Officer